UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2012

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-15319	04-3445278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Senior Housing Properties Trust and its applicable consolidated subsidiaries; “Five Star” refers to Five Star Quality Care, Inc. and its applicable subsidiaries and “Sunrise” refers to Sunrise Senior Living, Inc. and its applicable subsidiaries.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, SOME OF WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE HISTORICAL OPERATIONS OF THE 10 COMMUNITIES TO BE LEASED TO OUR WHOLLY OWNED TAXABLE REIT SUBSIDIARIES, OR TRSs, COVERED THE MINIMUM RENTS DUE TO US BY 1.5 TIMES IN 2011.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT WE WILL REALIZE MORE INCOME FROM THESE COMMUNITIES THAN THE HISTORICAL RENTS WE RECEIVED.  HOWEVER, THE INCOME WHICH WE MAY REALIZE FROM THESE 10 COMMUNITIES WILL DEPEND UPON THE RESULTS OF FUTURE OPERATIONS MANAGED BY FIVE STAR.  FIVE STAR MAY BE UNABLE TO MAINTAIN THE HISTORICAL OCCUPANCY AT THESE COMMUNITIES, AND FIVE STAR’S OPERATIONS MAY BE MORE EXPENSIVE THAN SUNRISE’S HISTORICAL OPERATIONS.  ALSO, SUNRISE’S FIRST QUARTER 2012 REPORTS INDICATE THAT THE CASH FLOW SUNRISE HAS REALIZED FROM THESE 10 COMMUNITIES IS LESS THAN THE RENTS DUE TO US, AND WE DO NOT KNOW WHETHER THESE RESULTS ARE TEMPORARY AND REVERSIBLE OR IF THEY INDICATE A MORE SERIOUS LONG TERM DECLINE IN ACHIEVABLE FINANCIAL RESULTS.  FACTORS BEYOND OUR OR FIVE STAR’S CONTROL ALSO COULD ADVERSELY IMPACT THE FUTURE FINANCIAL RESULTS OF THESE COMMUNITIES OR SOME OF THEM, SUCH AS AN OUTBREAK OF PANDEMICS, OTHER NATURAL DISASTERS OR CHANGES IN LABOR MARKETS.  FOR THESE REASONS, AMONG OTHERS, FIVE STAR’S MANAGEMENT OF THESE 10 COMMUNITIES MAY NOT PRODUCE FINANCIAL RESULTS FOR US WHICH ARE BETTER THAN, OR EVEN AS GOOD AS, THE HISTORICAL RENTS WE RECEIVED.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE EXPECT THE LEASE TERMINATIONS, THE NEW TRS LEASES AND THE FIVE STAR MANAGEMENT CONTRACTS TO BE COMPLETED DURING THE REMAINDER OF 2012.  ALL OF THE 10 COMMUNITIES DISCUSSED IN THIS CURRENT REPORT ON FORM 8-K ARE OWNED BY US FREE AND CLEAR OF MORTGAGE DEBTS, AND NO LENDER APPROVALS WILL BE REQUIRED FOR THE LEASE TERMINATIONS, THE NEW TRS LEASES OR THE NEW MANAGEMENT CONTRACTS.  HOWEVER, THE TRANSFERS OF OPERATING CONTROL OF THESE 10 COMMUNITIES ARE

SUBJECT TO HEALTHCARE REGULATORY APPROVALS IN THE STATES WHERE THESE COMMUNITIES ARE LOCATED AS WELL AS SOME APPROVALS FROM CERTAIN THIRD PARTY PAYORS FOR RESIDENT SERVICES.  WE CANNOT CONTROL THE RESULTS OR TIMING OF THESE APPROVAL PROCESSES.  ACCORDINGLY, SOME OF THESE APPROVALS MAY BE DELAYED OR MAY NOT OCCUR AND THE CANCELLATION OF THE SUNRISE LEASES AND TRANSFER OF OPERATIONS TO OUR TRSs MAY BE DELAYED OR MAY NOT OCCUR.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT OUR INDEPENDENT TRUSTEES AND FIVE STAR’S INDEPENDENT DIRECTORS REVIEWED AND APPROVED THE TERMS OF THE TRANSACTIONS DISCUSSED HEREIN.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THESE TERMS ARE AS FAVORABLE TO US AS TERMS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING THESE TRANSACTIONS OR OUR ENTRY INTO THESE TRANSACTIONS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, FIVE STAR AND REIT MANAGEMENT & RESEARCH LLC, OR RMR, AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING EVEN MERITLESS CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 8.01.  Other Events.

We currently lease 14 senior living communities to a subsidiary of Sunrise. Until 2003, these 14 communities were owned by Marriott International, Inc., or Marriott, and Marriott continues to guarantee the rent due to us for these 14 senior living communities.  As previously reported, in December 2011, Sunrise notified us that it will extend the leases on four of these senior living communities for an extension term ending December 31, 2018, and that Marriott will continue to guarantee Sunrise’s rent obligations to us for these four senior living communities during the extension term.  Also, as previously reported, the leases for the other ten senior living communities were scheduled to terminate at end of their current term on December 31, 2013.  We refer in this Current Report to these ten senior living communities currently leased to Sunrise as the “10 Communities.”  For more information about our leases with Sunrise and the related guarantees from Marriott, please refer to our filings with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, or our Annual Report (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Overview”), as updated by our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012, or our Quarterly Report (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Overview”).  Our filings with the SEC, including our Annual Report and our Quarterly Report, are available at the SEC’s website at www.sec.gov.

On May 29, 2012, we and Five Star entered into an operations transfer agreement with Sunrise, or the Operations Transfer Agreement, relating to the 10 Communities.  The Operations Transfer Agreement contemplates that we and Sunrise will accelerate the December 31, 2013 termination date of our leases of the 10 Communities, we will lease the 10 Communities to our TRSs and Five Star will begin to operate the 10 Communities as a manager for our account, pursuant to long term management contracts.  The Operations Transfer Agreement provides that these transactions will occur when we and Five Star have obtained required regulatory approvals to operate the applicable 10 Communities.  Because of the required regulatory approval processes, we expect the transition of the 10 Communities to occur on various dates during the remainder of 2012.  Pursuant to the Operations Transfer Agreement, we paid to Sunrise $1.0 million as the purchase price for certain assets relating to the 10 Communities, which will be transferred to our applicable TRSs when their leases of the related 10 Communities commence.

We expect that the long term management contract with Five Star for each of the 10 Communities will be on terms substantially similar to the management contracts previously entered into between us and Five Star for other communities owned by our TRSs and managed by Five Star.  Also, we expect these management contracts will be combined, or pooled, for purposes of calculating incentive fees due to Five Star, among other things, with the other management contracts between us and Five Star under the pooling agreement we previously entered into with Five Star.

The 10 Communities are located in six states: Arizona (two senior living communities), California, Florida (four senior living communities), Illinois, Texas and Virginia.  The 10 Communities had combined average occupancy in 2011 of approximately 87% and gross revenues in 2011 of approximately $115.6 million.  A large majority of these revenues were paid by residents from their private resources, not from Medicare or Medicaid government funded programs.  At December 31, 2011, the minimum annual rents for our leases to Sunrise for the 10 Communities were approximately $13.5 million, and percentage rents in 2011 under these leases, based upon revenue increases at the 10 Communities, were approximately $2.8 million in 2011.  The operating cash flow from the 10 Communities in 2011 was approximately 1.5 times the minimum annual rents due us.(1)

Our Independent Trustees and Five Star’s independent directors reviewed and approved the terms of the foregoing transactions.

The foregoing descriptions of the Operations Transfer Agreement, our management contracts with Five Star and the related pooling agreement are not complete and are subject to and qualified in their entireties by reference to the copy of the Operations Transfer Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K and to the representative form of management contract and the copy of the pooling agreement filed as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K dated May 13, 2011, and to the representative form of accession agreement filed as Exhibit 10.82 to our Annual Report, each of which is incorporated herein by reference.

Sunrise will continue to lease from us the remaining four senior living communities under the leases that currently terminate on December 31, 2018, and Sunrise’s obligations to us under those leases will continue to be guaranteed by Marriott.

A copy of the press release that we issued on May 30, 2012 is attached hereto as Exhibit 99.2.

Information Regarding Certain Relationships and Related Transactions

Five Star was formerly our 100% owned subsidiary until we distributed our shares of Five Star’s common stock to our shareholders in December 2001.  Five Star is our largest tenant and manages several senior living communities for us.  We are also Five Star’s largest stockholder and, as of the date of this Current Report on Form 8-K, we owned 4,235,000 shares of common stock of Five Star, or approximately 8.8% of Five Star’s outstanding shares of common stock.

RMR provides management services to both us and Five Star.  One of our Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR and serves as a managing director of Five Star.  Our other Managing Trustee, Mr. Adam Portnoy, the son of Mr. Barry Portnoy, is an owner of RMR and serves as President and Chief Executive Officer and as a director of RMR.  Our President and Chief Operating Officer is a director of RMR.  Each of our executive officers is also an officer of RMR, and Five Star’s President, Treasurer and Secretary are also officers of RMR.  None of our Independent Trustees are independent directors of Five Star and none of Five Star’s independent directors are our Independent Trustees, but all of these Independent Trustees and independent directors also serve as independent trustees or independent directors of other companies managed by RMR.

(1)  Operating data with respect to the 10 Communities is based on the operating results provided to us by Sunrise for the twelve month period ended December 31, 2011, which we have not independently verified.

We, Five Star, RMR and five other companies to which RMR provides management services each currently own 12.5% of Affiliates Insurance Company, or AIC, an Indiana insurance company.  All of our Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC.  We and the other shareholders of AIC participate in a property insurance program designed and reinsured in part by AIC.

For more information about these and other such relationships and related person transactions, please see our Annual Report, our Proxy Statement for our 2012 Annual Meeting of Shareholders dated February 21, 2012, or our Proxy Statement, our Quarterly Report and our other filings with the SEC, including Note 5 to our consolidated financial statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Note 11 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these relationships and related person transactions.  Our filings with the SEC, including our Annual Report, our Proxy Statement and our Quarterly Report, are available at the SEC’s website at www.sec.gov.  In addition, copies of certain of our agreements with these parties, including our leases, forms of management agreements and related pooling agreement with Five Star, our business management and property management agreements with RMR, and our shareholders agreement with AIC and its shareholders, are also publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Operations Transfer Agreement, dated May 29, 2012, among FVE Managers, Inc., certain subsidiaries of Sunrise Senior Living, Inc. and certain subsidiaries of Senior Housing Properties Trust.

99.2	Press Release dated May 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer

Date: June 1, 2012